UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

GLOBE SPECIALTY METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-34420	20-2055624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 250 West 34th Street, Suite 4125

New York, New York 10119

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 798-8122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Globe Specialty Metals, Inc. (the “Company”) was held on December 3, 2014. At the annual meeting, the holders of 71,197,180 shares of common stock, which represents approximately 96.5% of the outstanding shares entitled to vote as of the record date of October 24, 2014, were represented in person or by proxy. The proposals are described in more detail in the Company’s definitive proxy statement dated October 27, 2014 and filed with the Securities and Exchange Commission on October 27, 2014. The final voting results for the proposal, which was voted on by the stockholders at the annual meeting, are set forth below.

The Company’s stockholders elected Alan Kestenbaum as a director to serve until the Company’s 2015 Annual Meeting of Stockholders and until his successor is elected and qualifies. Mr. Kestenbaum received the following votes:

For	Withheld	Abstain	Broker Non-Votes
65,761,325	1,046,475	-	4,389,379

The Company’s stockholders elected Donald G. Barger, Jr. as a director to serve until the Company’s 2015 Annual Meeting of Stockholders and until his successor is elected and qualifies. Mr. Barger received the following votes:

For	Withheld	Abstain	Broker Non-Votes
59,120,354	7,687,446	-	4,389,379

The Company’s stockholders elected Bruce L. Crockett as a director to serve until the Company’s 2015 Annual Meeting of Stockholders and until his successor is elected and qualifies. Mr. Crockett received the following votes:

For	Withheld	Abstain	Broker Non-Votes
65,751,038	1,056,762	-	4,389,379

The Company’s stockholders elected Stuart E. Eizenstat as a director to serve until the Company’s 2015 Annual Meeting of Stockholders and until his successor is elected and qualifies. Mr. Eizenstat received the following votes:

For	Withheld	Abstain	Broker Non-Votes
61,717,304	5,090,497	-	4,389,379

2

The Company’s stockholders elected Franklin L. Lavin as a director to serve until the Company’s 2015 Annual Meeting of Stockholders and until his successor is elected and qualifies. Mr. Lavin received the following votes:

For	Withheld	Abstain	Broker Non-Votes
55,897,444	10,910,356	-	4,389,379

The Company’s stockholders elected Alan R. Schriber as a director to serve until the Company’s 2015 Annual Meeting of Stockholders and until his successor is elected and qualifies. Mr. Schriber received the following votes:

For	Withheld	Abstain	Broker Non-Votes
64,859,169	1,948,631	-	4,389,379

The Company’s stockholders were requested to cast an advisory vote with respect to the approval of the compensation paid to the Company’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
27,537,201	39,214,753	55,844	4,389,380

The Company’s stockholders were requested to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
71,082,061	67,949	47,169	0

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Dated: December 4, 2014	By:	/s/ Stephen Lebowitz
		Name:	Stephen Lebowitz
		Title:	Chief Legal Officer

4